EXHIBIT 10.5.4

FOURTH AMENDMENT

TO

THE JULY 5, 2005 SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

DCP MIDSTREAM, LLC

This Fourth Amendment to the July 5, 2005 Second Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC (formerly known as Duke Energy Field Services, LLC) (this “Amendment”), is dated as of November 9, 2010 and by and between ConocoPhillips Gas Company, a Delaware corporation (“CPGC”) and Spectra Energy DEFS Holding, LLC, a Delaware limited liability company (“Spectra LLC”) and Spectra Energy DEFS Holding Corp, a Delaware corporation (“Spectra Corp”). Spectra LLC and Spectra Corp are referred to herein collectively as “Spectra.”

RECITALS

A.	Reference is made to that certain Second Amended and Restated Limited Liability Company Agreement of Duke Energy Field Services, LLC dated as of July 5, 2005 by and between CPGC and Duke Energy Enterprise Corporation (formerly Duke Energy Field Services Corporation), a Delaware corporation, as amended by First Amendment dated August 11, 2006, the Second Amendment dated as of February 1, 2007 and the Third Amendment dated as of April 30, 2009 (the “Agreement”) (capitalized terms used but not defined herein shall have the meaning given thereto in the LLC Agreement).

B.	CPGC and Spectra desire to amend the Agreement to provide for the indemnification of the Members in claims made against the members based solely upon their ownership in the Company.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The Agreement is hereby amended by adding a sentence to the end of the current language in Section 2.10 “Liability to Third Parties”which reads as follows:

The Company shall defend, indemnify and hold each Member and each Member’s owners, up to and including the parent companies of the Members, ConocoPhillips and Spectra Energy Corp, harmless from and against any claims brough against that Member or its parent companies, solely as a result of the Member’s ownership in the Company.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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ON THE DATE FIRST SET FORTH ABOVE, each of the undersigned has caused this Amendment to be duly executed and delivered.

SPECTRA ENERGY DEFS HOLDING, LLC

By:	/s/ John P. Reddy
Name:	John P. Reddy
Title:	Manager & President

SPECTRA ENERGY DEFS HOLDING CORP

By:	/s/ John P. Reddy
Name:	John P. Reddy
Title:	President & Director

CONOCOPHILLIPS GAS COMPANY

By:	/s/ J. W. Sheets
Name:
Title:

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